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                                GUARANTY OF LEASE

         This GUARANTY OF LEASE (such guaranty, together with the Exhibits and Schedules attached hereto and made a part hereof, being referred to herein as this "Guaranty") is made and entered into as of November 2, 2000 by OAO LUKoil, a Russian open joint stock company, whose address is Russia 101000 Moscow, Stratesky Boulevard, 11 ("Russian Guarantor") and LUKoil International GmbH, an Austrian corporation, whose address is c/o OAO LUKoil, Russia 101000 Moscow, Stratesky Boulevard, 11 ("Austrian Guarantor"; and together with Russian Guarantor, "Guarantor"), for the benefit of Getty Properties Corp., a Delaware corporation, whose address is 125 Jericho Turnpike, Jericho, New York 11753 (as further defined below, "Landlord").

                                    RECITALS

         A. Landlord is about to enter into the Lease (as hereinafter defined) with Tenant.

         B. As of the Restatement Effective Date, Tenant will be an indirect wholly owned subsidiary of Russian Guarantor, and Austrian Guarantor is a direct, wholly owned subsidiary of Russian Guarantor.

         C. Guarantor acknowledges that it is in the best interests of Guarantor to execute this Guaranty, as Guarantor will derive substantial direct and indirect benefits from Tenant's entering into the Lease.

         D. Landlord would not enter into the Lease unless Guarantor executed this Guaranty. This Guaranty is therefore being delivered to Landlord to induce Landlord to enter into the Lease.

         E. Guarantor has duly authorized the execution, delivery and performance of this Guaranty.

         NOW, THEREFORE, in exchange for good, adequate and valuable consideration, the receipt of which Guarantor acknowledges, and to induce Landlord to enter into the Lease, as of the Restatement Effective Date, Guarantor, intending to be legally bound, agrees as follows:

1.       Definitions.

         For purposes of this Guaranty, the following terms shall be defined as follows. In addition, any terms defined in the Lease and used herein shall have the same meanings in this Guaranty, except to the extent that this Guaranty provides some other meaning(s) for such terms.

         1.1 Bankruptcy Code. The "Bankruptcy Code" means Title 11 of the United States Code, as the same may be amended from time to time.

         1.2 EBITDAR Coverage Ratio. The "EBITDAR Coverage Ratio" means the ratio described on Schedule 1.

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         1.3 Foreclosure Event. A "Foreclosure Event" means: (a) any foreclosure or sale under any Mortgage; (b) any other exercise by the Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Mortgage, as a result of which a Person other than Landlord becomes owner of the Premises; or (c) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed, assignment or other conveyance of Landlord's interest in the Premises in lieu of any of the foregoing.

         1.4 Guarantied Obligations. The "Guarantied Obligations" means only the following obligations of Tenant under the Lease:

                  1.4.1 Rent. Tenant's obligation to pay the Fixed Rent, Real Estate Taxes and insurance premiums pursuant to Article 12 of the Lease (as such terms may be amended and increased or reduced pursuant to the terms of the Lease, whether or not with Guarantor's agreement or consent) prior to the occurrence of the Liability Termination Date, together with any late charges, interest, and Legal Costs (as such term is defined in the Lease) actually incurred by Landlord in connection with the collection or enforcement of such late payment or nonpayment of the Fixed Rent, Real Estate Taxes and insurance premiums pursuant to
         Article 12 of the Lease, when and as required by the Lease, but specifically excluding the payment on account of any remedies available to Landlord pursuant to Section 18.2 of the Lease. The payment of the Fixed Rent (or any of the foregoing monetary obligations of Tenant under the Lease) shall be calculated without regard to any limitation or reduction that might apply pursuant to 11 U.S.C. Section 502(b)(6) in an Insolvency Proceeding affecting Tenant. Guarantor's obligations hereunder shall be determined under the terms of the Lease before taking into account any limitation, reduction, or modification of Tenant's obligations under the Lease arising under any Insolvency Proceeding. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor shall not be liable to pay the Guaranteed Obligations to Landlord, nor shall this Guaranty be of any force or effect, in the event that Landlord terminates the Lease pursuant to
         Section 18.2.1 of the Lease relating to Landlord obtaining final non-appealable judgments relating to Tenant's failure to maintain the Premises (as such term is defined in the Lease) as contemplated by that Section.

                  1.4.2 Legal Costs. Whether or not incurred or accrued before the Liability Termination Date, the reasonable costs and expenses incurred by Landlord in collecting under this Guaranty and enforcing Landlord's rights under this Guaranty and enforcing and collecting any judgment(s) obtained by Landlord against Guarantor pursuant to this Guaranty, including reasonable attorneys' fees and court costs (collectively, "Legal Costs").

         1.5 Insolvency Proceeding. An "Insolvency Proceeding" means any voluntary or involuntary case under the Bankruptcy Code or any similar or successor statute or any other voluntary or involuntary insolvency, bankruptcy, reorganization, liquidation, assignment for the benefit of creditors or like proceeding, whether brought under state, federal or foreign law, or any proceeding by which any liquidator, sequestrator, receiver or trustee of a Person or a Person's property is appointed or sought to be appointed.

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         1.6 Landlord. The "Landlord" means Getty Properties Corp. (formerly known as Getty Realty Corp.) and certain of its subsidiaries who have approved the Lease on the signature page thereof, and its successors and assigns. Notwithstanding the foregoing, Guarantor shall be entitled to treat Getty Properties Corp. and its successors and assigns as "Landlord" for all purposes hereunder.

         1.7 Lease. The "Lease" means that certain Consolidated, Amended and Restated Lease, dated as of the date hereof, between Landlord and Tenant. The term "Lease" shall also include: (a) all renewals, modifications, options, extensions, expansions, or assignments of the Lease, whether or not in accordance with the express terms of the Lease; (b) any amendment or modification of the Lease, whether or not consented to by Guarantor; (c) Tenant's obligations relating to the Premises during any period when Tenant is occupying the Premises or any portion thereof (including as a "holdover tenant"); and (d) any Transferee Lease entered into between the transferee of Landlord's fee or leasehold interest in any Property and Tenant pursuant to the terms of the Lease. If Landlord has terminated the Lease, then at Landlord's option, notwithstanding such termination (and in the event of any subsequent reinstatement of the Lease), all Guarantied Obligations under this Guaranty shall be calculated and determined as if the Lease were still in effect. Any request by Landlord that Tenant vacate the Premises and surrender the Lease shall not affect the definition of "Lease" for all purposes of this Guaranty. If Tenant's obligations, or Landlord's rights and remedies (including Landlord's right to collect damages for breach), under the Lease are modified or limited pursuant to any Insolvency Proceeding, then for purposes of this Guaranty the "Lease" shall continue to be defined as it existed before giving effect to any such modification or limitation.

         1.8 Liability Termination Date. The "Liability Termination Date" means the end of the third Lease Year, as such date may be extended pursuant to the provisions of Article 7 hereof.

         1.9 Mortgagee. A "Mortgagee" means the mortgagee, holder, or beneficiary under any mortgage, deed of trust, deed to secure debt, assignment, security interest, pledge, financing statement or any other instrument(s) or agreement(s) intended to grant security for any obligation encumbering the Fee Estate or Landlord's leasehold interest in any Fee Estate owned by a Third Party Lessor or the Power Test Lessor, as the case may be, as existing, entered into, renewed, modified, amended, extended or assigned from time to time during the Term.

         1.10 Person. A "Person" means any association, bank, business trust, corporation, estate, general partnership, Government, individual, joint stock company, joint venture, labor union, limited liability company, limited partnership, non-profit corporation, professional association, professional corporation, trust or any other organization or person.

         1.11 Preserved Defense. A "Preserved Defense" means any defense that Tenant would be entitled to assert under the Lease with respect to the Guarantied Obligations, other than those defenses to which Tenant may be entitled as a result of an Insolvency Proceeding affecting Tenant.

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         1.12 Proceeding. A "Proceeding" means any legal action, suit, arbitration hearing or proceeding arising out of, or relating to the interpretation or enforcement of, this Guaranty or the Lease, including an Insolvency Proceeding affecting Tenant or Guarantor.

         1.13 Restatement Effective Date. The "Restatement Effective Date" means the Restatement Effective Date (as defined in the Lease).

         1.15 SNDA. An "SNDA" means any agreement regarding subordination, nondisturbance, and/or attornment between Tenant and a Mortgagee in the form required by the Lease or, if the Lease provides for no particular form of SNDA, then the form required by the applicable Mortgagee.

         1.16 State. The "State" means the State of New York.

         1.17 Successor Landlord. A "Successor Landlord" means any Person that becomes owner of the Premises as the result of any Foreclosure Event.

         1.18 Taxes. "Taxes" means any taxes, levies, fees, imposts, duties, expenses, commissions, withholding, assessments, or other charges, or any penalties, fines, additions or interest thereon or with respect thereto.

         1.19 Tenant. "Tenant" means (a) with respect to the Service Station Premises, Getty Petroleum Marketing Inc. and for certain Service Station Premises located in the Mid-Hudson Valley, Kingston Oil Supply Corp. and (b) with respect to the Petroleum Terminal Premises, Getty Terminals Corp. and for certain Petroleum Terminal Premises located in the Mid-Hudson Valley, Kingston Oil Supply Corp., including, in all cases, any and all successors and assigns of such entities as may be permitted under the Lease.

2. Guaranty of Obligations. Guarantor absolutely, unconditionally, irrevocably, jointly and severally guarantees, as principal and not as indemnitor, to Landlord, in accordance with and pursuant to this Guaranty, Tenant's full and punctual payment of all Guarantied Obligations. Upon either Guarantor's receipt of Notice of any Material Monetary Default by Tenant ("Material Monetary Default Notice"), Guarantor agrees to pay Landlord any and all sums with respect to such Material Monetary Default then due and payable under the Lease, within ten (10) days after receipt of the Material Monetary Default Notice. Guarantor's liability under this Guaranty shall be primary and not secondary and Landlord may, at Landlord's option, but Landlord need not, join Guarantor in any action or Proceeding commenced by Landlord against Tenant in connection with the Guarantied Obligations. Any notice sent pursuant to this Guaranty shall be sent to Agent (as hereinafter defined) (i) by personal delivery, (ii) by Federal Express or other reputable international courier service, or (iii) by certified mail, return receipt requested. Any notice sent in the manner referred to in clause (i) or (ii) of the preceding sentence shall be deemed delivered to Guarantor on the date of delivery (or when delivery has been attempted twice, as evidenced by the written report of the courier service), and any notice sent in the manner referred to in clause (iii) of the preceding sentence shall be deemed delivered to Guarantor three Business Days after deposit in the United States mail, provided that no postal strike is then in effect. Notice to Agent shall be deemed notice to both Guarantors. Landlord shall deliver any notice required to be sent to Guarantor hereunder concurrently with or at any


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time after the delivery of any corresponding notice in connection with a claim for any of the Guarantied Obligations to Tenant pursuant to the Lease. If, however, Tenant is the subject of any Insolvency Proceeding (or Landlord is otherwise not reasonably able to give Tenant Notice of Tenant's Material Monetary Default) then Landlord may give Guarantor a Material Monetary Default Notice whether or not Landlord has given or simultaneously gives Tenant a Notice of Tenant's Material Monetary Default, and such Material Monetary Default Notice shall be fully valid and effective as against Guarantor, as if it had already been given to Tenant. A copy of any Notice of Tenant's Material Monetary Default delivered to Guarantor pursuant to this Article shall simultaneously be sent to Akin, Gump, Strauss, Hauer and Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attention: Patrick Dooley, Esq.

3. Changes in Lease; Other Matters.

         3.1 Changes in Lease. Guarantor hereby unconditionally agrees that its obligations under this Guaranty shall not be affected by: (i) any amendment(s) or modification(s) to the terms and conditions of the Lease, or any extension(s) of time for payment of monies or the performance of any act required under the Lease; (ii) the release of Tenant from its obligations under the Lease or the release of any security or other guarantor (including the other Guarantor) securing the performance of Tenant under the Lease, whether made with or without notice to or the consent of Guarantor or Landlord; or (iii) any delay in exercising any right or remedy under the Lease or this Guaranty. Notwithstanding the foregoing, (a) to the extent that any of the events referred to in clauses
(i), (ii) or (iii) of the preceding sentence directly reduces the extent or nature of the Guarantied Obligations, Guarantor shall be entitled to the benefit of such reduction in the Guarantied Obligations; and (b) to the extent any of the events referred to in clauses (i), (ii) or (iii) of the preceding sentence directly increases the extent or nature of the Guarantied Obligations, Guarantor shall be bound by such increase in the Guarantied Obligations. Anything contained in clause (b) of the preceding sentence to the contrary notwithstanding, in the event that Tenant assigns the Lease to a Person that is not an Affiliate or subsidiary of Tenant in accordance with the express provisions of the Lease, and, after notice of such assignment to Landlord, the extent or nature of the Guarantied Obligations are increased by one or more of the events referred to in clauses (i), (ii) or (iii) above, Guarantor shall in no event be liable for such increase in the Guarantied Obligations, and shall continue to be liable for such Guarantied Obligations, as they existed prior to any such increase.

         3.2 Other Matters. None of the following other events shall diminish Guarantor's liability under this Guaranty except to the extent that Section 3.1 above and Sections 3.2(c), (i) and/or (l) below directly reduce the extant or nature of the Guarantied Obligations: (a) any assignment or subletting under the Lease; (b) any forbearance by Landlord under the Lease or this Guaranty; (c) any consent or waiver by Landlord; (d) any other dealings between Landlord and Tenant or Guarantor; (e) any termination of the affiliation between Guarantor and Tenant; (f) failure of Landlord to mitigate its damages for Tenant's Default under the Lease unless required to do so prior to the Liability Termination Date pursuant to the terms of the Lease; (g) Landlord's failure to assert any claim against Tenant in any Insolvency Proceeding or any acts or omissions of Landlord in any Insolvency Proceeding or any limitation of Tenant's liability under the Lease in any Insolvency Proceeding; (h) the dissolution, liquidation, or termination of Tenant; (i) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Premises; (j) Landlord's exercise of (or failure to exercise) any rights or

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remedies under the Lease or under applicable landlord-tenant law; (k) Landlord's transfer of its fee or leasehold interest in any Property demised under the Lease, or (l) any other fact, circumstance, event, or defense whatsoever that would or could otherwise discharge, limit, terminate, or diminish Guarantor's liability under this Guaranty or give rise to any defense or counterclaim by Guarantor under this Guaranty (other than a Preserved Defense). To the extent that Tenant or Guarantor may have any claim, defense, counterclaim, or offset against Landlord's enforcement of the Lease or this Guaranty, but such claim, defense, counterclaim, or offset is not a Preserved Defense, it may not be asserted as a defense against the enforcement of this Guaranty unless failure to assert such claim, defense, counterclaim, or offset in such proceeding would constitute a permanent waiver thereof. Except as otherwise provided in the preceding sentence, all such claims, defenses, counterclaims and offsets must be asserted, if at all, only in the form of a separate claim by Tenant and/or Guarantor against Landlord brought and prosecuted in a separate proceeding, which proceeding shall not be consolidated (without Landlord's written consent) with any action by Landlord to enforce this Guaranty.

4. Nature of Guaranty. Guarantor's liability under this Guaranty is a guaranty of payment of money only. This Guaranty is a guaranty of payment when due and not merely of collection. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, legality, regularity or enforceability of the Lease. Guarantor acknowledges that Guarantor is fully obligated under this Guaranty (with respect to the Guarantied Obligations only) even if Tenant later ceases to be liable under the Lease pursuant to an Insolvency Proceeding. This Guaranty shall apply to any additional premises leased by Tenant from time to time under the Lease. Guarantor specifically agrees that it shall not be necessary or required that Landlord exercise any right, assert any claim or demand (other than declare, by Notice to Guarantor, a Material Monetary Default) or enforce any remedy whatsoever against Tenant (or any other Person, including any other guarantor) before or as a condition to the performance of Guarantor hereunder. Landlord need not commence separate proceedings against Guarantor for each month's Guarantied Obligations, but may proceed against Guarantor in a single action.

5. Payment of Guaranty.

         5.1 Payments Net of Taxes. All payments due hereunder shall be made to Landlord at its address set forth on the first page hereof, in lawful money of the United States of America in immediately available funds free and clear of, and without deduction or withholding (including withholding as a result of Guarantor's status as a foreign corporation, if applicable) for or on account of, any Taxes to the extent that any such Taxes would reduce the amount Landlord would otherwise have received had Tenant made such payment. If any Taxes shall be required by law to be deducted or withheld from any payment hereunder and as a result thereof the amount Landlord would otherwise have received had Tenant made such payment is reduced, Guarantor shall increase the amount paid so that Landlord receives, after deduction or withholding on account of Taxes, the full amount of the payment provided for in this Guaranty.

         5.2 Currency. Any and all payments of the Guaranteed Obligations to be made by Guarantor hereunder shall be made in U.S. dollars and no other currency.

6. Landlord's Assignment of Lease. If Landlord executes and delivers any Mortgage or assignment of the Lease to a Mortgagee, then, provided such Mortgagee has executed and

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delivered to Tenant an SNDA with respect to such Mortgage as set forth in the
Lease, from and after such time (up to the Liability Termination Date) as Guarantor has received notice thereof and continuing (a) so long as the Mortgage is of record or (b) until a Foreclosure Event has occurred and all Guarantied Obligations have been paid or performed:

         6.1 Effect on Guaranty. Landlord's assignment of the Lease shall be deemed, without any further action by anyone, to include an assignment of this Guaranty to Mortgagee or, from and after a Foreclosure Event, to Successor Landlord.

         6.2 No Amendment or Waiver. This Guaranty may not be amended, modified, or waived, in whole or in part, without Mortgagee's prior written consent.

         6.3 Continuation of Guaranty. From and after any Foreclosure Event, if either or both (a) the Lease remains in effect and/or (b) Tenant remains in the Premises, then this Guaranty shall continue to apply to the Guarantied Obligations for the benefit of Successor Landlord. In addition, this Guaranty may be enforced by Mortgagee (or its successors or assigns) or Successor Landlord, provided that Mortgagee (or its successors or assigns, as the case may be) or Successor Landlord complies with its obligations under the SNDA entered into with Tenant. The foregoing shall not limit the effectiveness of any other waivers provided for in this Guaranty.

7. Extension of Liability Termination Date; Effect of Liability Termination Date. If at the end of the third Lease Year, Tenant is not in compliance with the EBITDAR Coverage Ratio, then the Liability Termination Date shall be automatically extended, without the necessity for any further action, to the end of the fourth Lease Year. If the Liability Termination Date has occurred, then Guarantor's liability hereunder shall terminate with respect to any Material Monetary Default that occurs after such date and any obligation(s) arising after such Liability Termination Date (other than Landlord's Legal Costs with respect to Guarantied Obligations that otherwise accrued before the Liability Termination Date) shall under no circumstance be deemed "Guarantied Obligation(s)" hereunder. Guarantor's liability for the Guarantied Obligations that accrued before the Liability Termination Date shall continue at all times until such Guarantied Obligations have actually been paid in full, notwithstanding the occurrence of the Liability Termination Date. To the extent that Tenant makes any payments of any Fixed Rent, Real Estate Taxes or insurance premiums pursuant to Article 12 of the Lease after the Liability Termination Date, Landlord shall have the right, as against Guarantor, to apply such payments first to any monetary obligations of Tenant with respect to payment of Fixed Rent, Real Estate Taxes or insurance premiums pursuant to Article 12 of the Lease which accrue after the occurrence of the Liability Termination Date.

8. Waivers of Rights and Defenses. In the event it shall be asserted that Tenant's obligations under the Lease are void or voidable due to any illegal or unauthorized acts by Tenant in the execution and delivery of the Lease, or if the Lease (or Tenant's obligations under the Lease) are invalidated or set aside in whole or in part in an Insolvency Proceeding affecting Tenant, then Guarantor shall nevertheless be liable under this Guaranty to the extent of the Guarantied Obligations to the same extent as Guarantor would have been liable if the obligations of Tenant under the Lease had been fully enforceable against Tenant. Guarantor waives any right to require Landlord to proceed against Tenant or any other Person (including the other Guarantor or any other guarantor) or pursue any other right or remedy for Guarantor's benefit. Guarantor


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agrees that Landlord may proceed against Guarantor with respect to the
Guarantied Obligations without taking any action against Tenant or any other Person, other than delivery of the Material Monetary Default Notice to Guarantor. Guarantor agrees that Landlord may unqualifiedly exercise in its sole discretion any or all rights and remedies available to it against Tenant or any other Person without impairing Landlord's rights and remedies in enforcing this Guaranty, under which Guarantor's liabilities shall remain independent and unconditional.

9. Additional Waivers. Guarantor waives presentment; notice of dishonor; protest and notice of non-payment, non-performance or non-observance; notice of acceptance of this Guaranty; notice of any obligations or liabilities contracted or incurred by Tenant; and all other notices and demands otherwise required by law which Guarantor may lawfully waive, except for giving Guarantor (but not Tenant) the Material Monetary Default Notice.

10. No Claims Against Tenant; Subordination. If Guarantor shall provide (whether by capital contribution or loan) any sums to Tenant in connection with a Material Monetary Default or otherwise, all such sums and claims relating thereto shall be subordinate in all respects to the prior payment of all amounts due and owing by Tenant to Landlord with respect to any Material Monetary Default accruing prior to the Liability Termination Date under the Lease. So long as Tenant has not committed a Material Monetary Default under the Lease prior to the Liability Termination Date, Tenant may pay to Guarantor all sums due and owing to it (subject to applicable debtor-creditor law); provided, however, that upon Guarantor's receipt of Notice from Landlord that Tenant has committed a Material Monetary Default accruing prior to the Liability Termination Date under the Lease, Guarantor shall take no action to assert, enforce or collect, nor shall it accept any payment due it from Tenant, unless and until all sums owed to Landlord under the Lease with respect to the Material Monetary Default have been paid in full. In any Insolvency Proceeding, Landlord's claims against the assets of Tenant with respect to a Material Monetary Default accruing prior to the Liability Termination Date shall be paid in full before any payment is made to Guarantor, including any payment in connection with reimbursement for payment of a Material Monetary Default to or on behalf of Tenant, whether such payment is in kind or in cash. Nothing herein contained shall be construed to give Guarantor any right of subrogation with respect to reimbursement in connection with payment made to or on behalf of Tenant to cure a Material Monetary Default under the Lease accruing prior to the Liability Termination Date until all amounts owing to Landlord in connection with a Material Monetary Default accruing prior to the Liability Termination Date have been paid in full. Notwithstanding the foregoing, nothing contained in this Article 10 shall survive the payment in full of the Guarantied Obligations. Nothing in the Article 10 shall cause Guarantor to be subordinated to the claims of any other third party.

11. Landlord's Disgorgement of Payments. Upon Tenant's or Guarantor's payment of all or any portion of the Guarantied Obligations, even if the Liability Termination Date has occurred, Guarantor's obligations under this Guaranty shall continue and remain in full force and effect if all or any part of any such payment is, pursuant to any Insolvency Proceeding or otherwise, avoided or recovered directly or indirectly, from Landlord as a preference, fraudulent transfer, fraudulent conveyance or otherwise, irrespective of any notice of revocation given by Guarantor prior to such avoidance or recovery. Guarantor shall promptly repay to Landlord any payment of the Guarantied Obligations so recovered from Landlord. Guarantor's liability under this Guaranty shall continue until (a) all periods have expired within which Landlord could (on


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account of Insolvency Proceedings, whether or not then pending, affecting Tenant or any other Person) be required to return or repay any amount paid at any time on account of the Guarantied Obligations; (b) Guarantor has made all payments required under this Article; and (c) all other conditions to the termination of this Guaranty have been satisfied.

12. Guarantor's Financial Statements.

         12.1 Russian Guarantor; Confidentiality. Russian Guarantor shall deliver to Landlord, for Landlord's information, Russian Guarantor's financial information (a) if and when publicly available pursuant to the reporting requirements of any jurisdiction, in the form made publicly available pursuant to such reporting requirements or (b) if not publicly available, within 150 days after the end of the Russian Guarantor's fiscal year consisting of Russian Guarantor's balance sheet, income statement and statement of changes in cash flow for the year then ended. In the event that Russian Guarantor's financial information provided pursuant to clause (b) above is certified by an independent certified public accountant, at the time Russian Guarantor delivers its financial information pursuant to the preceding sentence, Russian Guarantor shall also deliver to Landlord a copy of such certified financial information. With respect to any Russian Guarantor information that is not publicly available, Landlord may use or disclose such financial information to its directors, officers, employees, controlling persons, affiliates, legal and financial advisors, accountants and other agents and representatives as well as any bank or other financial institution or institutional lender who is considering providing financing to Landlord (the "Landlord's Representatives") to the extent necessary for Landlord to conduct its business; provided, however, that Landlord agrees to (x) keep such financial information strictly confidential, (y) take all reasonable measures to prevent Landlord's Representatives from using or disclosing such financial information in violation of this sentence and (z) be responsible for any breach of this sentence by any of Landlord's Representatives.

         12.2 Austrian Guarantor. Within 150 days after the end of Austrian Guarantor's fiscal year, Austrian Guarantor shall deliver to Landlord, for Landlord's information, Austrian Guarantor's financial information only if and when publicly available pursuant to the reporting requirements of any jurisdiction, in the form made publicly available pursuant to such reporting requirements.

13. Representations and Warranties. Guarantor acknowledges, represents and warrants as follows, and acknowledges that Landlord is relying upon the following acknowledgments, representations and warranties by Guarantor in entering into the Lease.

         13.1 Incorporation; Valid Title; Liens. Russian Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Russia. Austrian Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Austria. Each is qualified in the appropriate jurisdictions of the United States of America as may be necessary to legally carry on its business. To the best of Guarantor's knowledge, Guarantor has good and marketable title to all its property and assets, real and personal.

         13.2 Valid Obligation. This Guaranty constitutes a legal, valid and binding obligation of Guarantor, except that the Russian Guarantor will not be permitted to make payments under this Guaranty in any currency other than the Ruble until such time, if any, as the Russian


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Guarantor receives a license from the Central Bank of the Russian Federation permitting it to make payments under this Guaranty in currencies other than the Ruble.

         13.3 Accuracy of Facts. To the best of Guarantor's knowledge, the Recitals of this Guaranty are true and correct.

         13.4 No Conflict. Except as set forth in Section 13.2, the execution, delivery, and performance of this Guaranty will not violate any provision of any law, regulation, judgment, order, decree, determination or award of any court, arbitrator or governmental authority, or of any mortgage, indenture, loan or security agreement, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or that purports to be binding upon Guarantor or any of its property or assets, except as could not reasonably be expected to have a material adverse effect on Guarantor or its assets or property.

         13.5 No Third Party Consent Required. No consent of any Person (other than the license to be obtained from the Central Bank of the Russian Federation as set forth in Section 13.2 and other consents which have been obtained) is required in connection with Guarantor's execution of this Guaranty or performance of its obligations under this Guaranty. Except as set forth above, Guarantor's execution of, or obligations under, this Guaranty are not contingent upon any consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency, whether local, state, federal or foreign, except to the extent failure to obtain the same would not adversely affect Guarantor's obligations hereunder or Landlord's pursuit of the remedies afforded to it by reason of this Guaranty.

         13.6 No Legal Action Pending. "Legal Action" means any litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency: (a) with respect to this Guaranty or any of the transactions contemplated by this Guaranty, or (b) against or affecting Guarantor's property or assets. Except as set forth in
Section 13.2 herein, Guarantor represents and warrants that no Legal Action is pending or (to the best of Guarantor's knowledge) threatened, except as could not reasonably be expected to have a material adverse effect on Guarantor or its ability to perform under this Guaranty.

14. Other Guaranties. This Guaranty is in addition to and independent of any guaranty(ies) executed by any other Person(s) and any other guaranties of Tenant's obligations executed by Guarantor in favor of Landlord. This Guaranty shall in no way limit or lessen any other liability, arising in any way, that Guarantor may have regarding the Lease.

15. Joint and Several Liability. The obligations and liabilities of each Guarantor under this Guaranty shall be joint and several. Landlord may, at its option, enforce this Guaranty against either or both Guarantors.

16. Counterparts. This Guaranty may be executed in counterparts. If this Guaranty provides for execution by more than one Guarantor, then the effectiveness of this Guaranty against each Guarantor executing this Guaranty is not conditioned upon execution of this Guaranty by any other Guarantor.

17. No Waiver. Neither any waiver or modification of any provision of this Guaranty, nor any termination of this Guaranty, shall be effective unless in writing and signed by the party against which the waiver, modification or termination is sought to be enforced, nor shall any waiver be applicable except in the specific instance for which it is given.

18. Remedies. All remedies afforded to Landlord by reason of this Guaranty and under the Lease are separate and cumulative remedies and it is agreed that no one remedy, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other remedy available to Landlord and shall not limit or prejudice any other legal or equitable remedy which Landlord may have.

19. Choice of Law; Consent to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY NEW YORK LAW. Landlord and Guarantor each hereby irrevocably submit to the exclusive jurisdiction of the New York County Supreme Court of the State of New York sitting in New York County and to the jurisdiction of the United States District Court for the Southern District of New York for purposes of all Proceedings arising out of or relating, directly or indirectly to this Guaranty. This consent to jurisdiction shall be self-operative and no further instrument or action, other than service of process on Agent, shall be necessary in order to confer jurisdiction upon Guarantor or Landlord in any such court. Guarantor and Landlord each hereby irrevocably waive and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or Proceeding brought in any such court, any claim that Guarantor or Landlord, as the case may be, is immune from or not subject personally to the jurisdiction of the above-named courts, that Guarantor's property is exempt or immune from attachment or execution, that the suit, action or Proceeding is brought in an inconvenient forum, that the venue of the suit, action or Proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court, and further agrees to waive, to the fullest extent permitted under applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which Landlord or its successors or assigns or Guarantor or its successors or assigns are entitled pursuant to the final non-appealable judgment of any court having jurisdiction. By executing this Guaranty, Landlord and Guarantor each irrevocably accept and submit to the personal jurisdiction of each of the aforesaid courts, solely with respect to any such Proceeding. Guarantor further agrees that a final, non-appealable judgment against Guarantor in any Proceeding shall be conclusive evidence of Guarantor's liability for the full amount of such judgment. Any such judgment may be enforced in any other jurisdiction, either inside or outside of the United States, (a) by suit, action or Proceeding on the judgment or (b) in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that, only with respect to, Landlord may at its option bring an attachment proceeding or suit, or institute other judicial Proceedings against Guarantor or any of Guarantor's assets in any state or federal court of the United States or of any country or place where Guarantor or any such assets may be found. Each party agrees that its aforesaid consent to jurisdiction is made for the express benefit of the other party.

20. Designation of Guarantor's Agent. Guarantor irrevocably designates and appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011 ("Agent"), as Guarantor's agent for service of process for all Proceedings brought by Landlord under this Guaranty and for receipt of any and all notices otherwise required to be given to Guarantor pursuant to this Guaranty. Guarantor agrees to take any and all action reasonably necessary under the laws of the

State of New York and the United States of America to make effective the aforesaid designation and appointment of Agent and to continue such appointment and designation in full force and effect. Guarantor may terminate such appointment (or the appointment of any replacement Agent) only by: (a) appointing either (i) any law firm with a street address and an office in Manhattan as Agent, provided that members of such law firm are attorneys admitted to practice in the courts of New York and such law firm is lawfully practicing law in the State of New York or (ii) any reputable company regularly engaged in the business of accepting service of process and other notices on behalf of others, provided that such company is not an Affiliate of Tenant or Guarantor and has a street address and an office in Manhattan; and (b) causing such law firm or such company to deliver to Landlord a written consent, which consent shall provide it accepts its appointment as Agent hereunder and will accept service of process and all other notices otherwise required to be given to Guarantor hereunder, in each case on behalf of each of the Guarantors, and shall set forth such law firm's street address in the Borough of Manhattan or such company's address, as the case may be.

21. Merger; No Conditions; Amendments. This Guaranty contains the entire agreement among the parties with respect to the matters set forth in this Guaranty. This Guaranty supersedes all prior agreements among the parties with respect to the matters set forth in this Guaranty. No course of prior dealings among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any terms of this Guaranty. This Guaranty is unconditional. There are no unsatisfied conditions to the full effectiveness of this Guaranty except as set forth in Section 13.2. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Landlord's prior written consent.

22. Interpretation. This Guaranty shall be governed under and construed in accordance with the internal laws of the State without regard to principles of conflicts of laws, and such laws shall apply in any action or Proceeding arising out of or under this Guaranty. The words "include" or "including" are intended to be interpreted as if followed in each case by the words "without limitation."

23. Legal Costs. In the event of any Proceeding between Guarantor and Landlord, the successful party in any such Proceeding shall reimburse the other for all Legal Costs of such Proceeding.

24. Further Assurances. Upon Landlord's request in connection with any assignment of the Lease, Guarantor shall confirm in writing to the transferee the continued effectiveness of this Guaranty, in a form reasonably satisfactory to such transferee.

25. Maximum Guaranteed Amount. Notwithstanding anything to the contrary in this Guaranty, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined (beyond further appeal) by a court of competent jurisdiction in any action or Proceeding involving any state or foreign corporate law or in any Insolvency Proceeding affecting Guarantor to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, as to such Guarantor, the amount of such Guarantor's liability under this Guaranty shall, without any further action by any Guarantor, by Landlord, or by any other Person, be automatically limited and reduced to the maximum amount that is valid and enforceable as determined (beyond further appeal) in such action or Proceeding, and not for any greater amount. The foregoing limitation of a particular Guarantor's liability under this Guaranty shall in no way limit the liability of any other Person, including any other guarantor.

26. Assignability. Landlord may assign this Guaranty but only in connection with an assignment of the Lease by Landlord in accordance with the terms therein and
Article 6 hereof. If the Lease is severed into more than one lease or if the Lease is terminated and Tenant or its affiliate enters into a new lease of the terminated premises with Landlord or its designee or assignee, then this Guaranty shall apply to each such severed or new lease and the Guarantied Obligations thereunder and Guarantor shall upon request enter into a separate guaranty thereof in the same form as this Guaranty. Except as described in the preceding sentence, this Guaranty shall benefit only Landlord and its successors and assigns (including any Successor Landlord), and no other Persons. Notwithstanding anything to the contrary contained herein, this Guaranty shall bind Guarantor and its heirs, executors, administrators, successors and assigns.

27. Severability. If any provision of this Guaranty or the application thereof to any Person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Guaranty or the application of such provision to Persons or circumstances other than those as to which it is held void, unenforceable or invalid, shall not be affected thereby and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

28. TRIAL BY JURY. GUARANTOR AND LANDLORD WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THIS GUARANTY OR ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HEREUNDER.

29. Notices. Any notice by Landlord under this Guaranty (including a Material Monetary Default Notice) may be given by Landlord's then-current attorneys, and any such notice shall be as effective as if given directly by Landlord. No proof of authority of such attorneys shall be required.

         IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date indicated below.

                            RUSSIAN GUARANTOR

                            OAO LUKoil, a Russian open joint stock company





                            By:    /s/ Ralif Safin
                                   -------------------------------------------
                            Name:  Ralif Safin
                            Title: First Vice President

                            Date:  November 2, 2000


                            AUSTRIAN GUARANTOR

                            LUKoil International GmbH, an Austrian corporation





                            By:    /s/ Ralif Safin
                                   -------------------------------------------
                            Name:  Ralif Safin
                            Title: First Vice President

                            Date:  November 2, 2000

ACKNOWLEDGMENTS

GETTY PROPERTIES CORP.



By:      /s/ John Fitteron
         --------------------------------------
Name:    John Fitteron
Title:   Senior Vice President

Date:  November 2, 2000



GETTY PETROLEUM MARKETING INC.




By:      /s/ Vincent DeLaurentis
         --------------------------------------
Name:    Vincent DeLaurentis
Title:   President and Chief Operating Officer

Date:  November 2, 2000

                                   SCHEDULE 1

                             EBITDAR COVERAGE RATIO



The "EBITDAR Coverage Ratio" shall be equal to 1.2 times and will be calculated as the ratio of EBITDAR(1) to interest expense(2) plus rent expense(3) for the most recently ended four fiscal quarter periods, as set forth in Tenant's financial statements prepared in accordance with GAAP.


----------

(1) EBITDAR means income before interest expense, income taxes, depreciation and amortization and rent expense.

(2) Interest expense means interest expense recorded during the relating period excluding interest income and amortization of deferred financing fees and including capitalized interest.

(3) Rent expense includes minimum rents and percentage rents (as per lease agreements) and deferred rents, if any.